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                                                                    EXHIBIT 99.1


                                                 THE SOCIETY OF AIRLINE ANALYSTS
                                                              SEPTEMBER 21, 2000

                                                            CONTINENTAL AIRLINES



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Please note that the discussion today may contain forward looking statements.
Actual results could differ materially from those described in the forward looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward looking statements are contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission.

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o    First Rate Global Airline

o    Moderate 2001 Growth Plan

o    Focus on Strong Employee Relations

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                             GLOBALLY WELL-BALANCED

                                         % CAPACITY

                     CO        AA        DL        NW        UA       US
                    ---       ---       ---       ---       ---      ---
DOMESTIC            63%       69%       78%       61%       65%      89%
ATLANTIC            18%       13%       16%       12%       13%      10%
LATIN               11%       16%        3%        0%        5%       2%
PACIFIC              8%        3%        3%       27%       17%       0%

Source: Form 41 Last Twelve Months 1Q00

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                            ENHANCING A GLOBAL BRAND

               [MAP OF CONTINENTAL'S INTERNATIONAL DESTINATIONS]

o    1st non-stop to be offered between NY-HKG

o    Reduces travel time by about five hours roundtrip

o    Longest non-stop operated by US carrier

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                         MODERATE GROWTH PLAN FOR 2001

                        PRIOR       NEW MARKETS/
                       ESTIMATE   ADD'L FREQUENCIES    NY - HONG KONG    2001E
                       --------   -----------------    --------------    -----
% INCREASE/(DECREASE)    2.5%            0.7%               1.6%         4.8%

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                           2001 GROWTH PLAN BY REGION

                         TRANSPAC/                   LATIN
                        MICRONESIA     DOMESTIC     AMERICA     TRANSATLANTIC     SYSTEM
                        ----------     --------     -------     -------------     ------
% INCREASE/(DECREASE)      23.0%         4.6%         0.5%           0.5%           4.8%

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                        CONTINENTAL EXPRESS STRENGTHENS
                               NETWORK STRUCTURE

                [MAP OF CONTINENTAL EXPRESS'S NETWORK STRUCTURE]
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                        EXPRESS MOVING TO ALL JET FLEET

                          % OF ASMS BY EQUIPMENT TYPE

                  1999     2000E     2001E
                  ----     -----     -----
JET               57%       74%       84%
PROPS             43%       26%       16%

% ASM GROWTH:     30%       40%       20%

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                      RASM GROWTH HAS GENERATED ADDITIONAL
                           $2.3B OVER LAST FIVE YEARS

                      1994    1995    1996    1997    1998    1999    2000E
                      ----    ----    ----    ----    ----    ----    -----
RASM VS. INDUSTRY      80%     96%    101%    104%    105%    108%     111%

Length of Haul Adjusted

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                          EXCELLENT EMPLOYEE RELATIONS

o    Employee Agreements in Place

         LABOR GROUP          AMENDABLE DATE
         -----------          --------------
         Mechanics                01/02

         Pilots                   10/02

         Dispatchers              10/03

         Flight Attendants        09/04

o    Above Industry Average Productivity for All Employee Groups

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                     POOR EMPLOYEE RELATIONS ARE EXPENSIVE

                               AA PILOT    NW PILOT    AA/RENO        US       US FLIGHT     UA PILOT
                                ACTION      STRIKE      PILOT     MECHANICS    ATTENDANTS    OT ISSUE
                                 1Q97        3Q98       1Q99         3Q99        2Q00          2Q00
                               --------    --------    -------    ---------    ----------    --------
PRE-TAX IMPACT ($MILLIONS)       $70        $1,000      $225         $25         $40           $350

Source: Wall Street Analyst Reports

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o    Strong Revenue Environment

o    New York's "Hometown" Airline

o    Improved On-Time Performance

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                         INDUSTRY LEADING DOMESTIC RASM

                      1994    1995    1996    1997    1998    1999    2000E
                      ----    ----    ----    ----    ----    ----    -----

RASM VS. INDUSTRY      80%     96%    101%    104%    105%    108%     111%

Length of Haul Adjusted

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                          IMPROVED INTERNATIONAL RASM
                          SECOND QUARTER 2000 VS. 1999

                            MICRONESIA     LATIN AMERICA     TRANSATLANTIC
                            ----------     -------------     -------------
YEAR-OVER-YEAR % CHANGE        26.2%           11.5%              4.8%

ASM YOY % CHANGE              (13.0)%           9.6%             28.4%

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                     NEW YORK DOMESTIC MARKET SHARE LEADER

                          1999 NEW YORK CITY REVENUE%

                      CO        AA        DL        UA        US      NW
                      --        --        --        --        --      --


1999 NEW YORK
  CITY REVENUE %     24.3%     17.9%     14.7%     14.1%     8.2%    4.7%

Source: O&D Plus database - full year, domestic revenue only

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                    INCREASED NEW YORK DOMESTIC MARKET SHARE

                          NEW YORK CITY REVENUE SHARE
                                  1999 VS 1995

                     CO        UA        NW        DL        AA      US
                     --        --        --        --        --      --

MARKET SHARE
  CHANGE (POINTS)   4.4       1.6       (0.3)     (0.8)     (1.6)   (1.8)

Source: O&D Plus database - full year, domestic revenue only

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                       NEW YORK TOTAL MARKET SHARE LEADER

                               1999 NEW YORK CITY

                     CO        AA        DL        UA        NW       US
                     --        --        --        --        --       --

MARKET SHARE        19.9%     13.3%     11.1%     8.2%      2.6%     2.4%

Source: OAG Schedules, ASM Data; Includes Top 6 US Major Carriers

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                     INCREASED NEW YORK TOTAL MARKET SHARE

                              NEW YORK CITY SHARE
                                  1999 VS 1995

                     CO        DL        NW        US        AA       UA
                     --        --        --        --        --       --

MARKET SHARE
  CHANGE (POINTS)    7.6       0.9       0.0      (0.5)     (1.7)   (2.4)

Source: OAG Schedules, ASM Data; Includes Top 6 US Major Carriers

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                  NEW YORK - GLOBAL GATEWAY AHEAD OF SCHEDULE

CARRIER            AA       AA       UA       NW      DL       US       CO       CO
HUB                JFK      MIA      SFO     DTW      BOS      PHL      EWR     REVISED
BUDGET            $1.3B    $1.3B    $2.4B   $1.2B    $0.4B    $0.4B    $1.0B    SCHEDULE
DURATION (YEARS)    11       8       6-8     5-7       5       5         4         3

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                         DIRECT RAIL SERVICE TO NEWARK

        [MAP OF PLANNED DIRECT RAIL SERVICE TO NEWARK FROM NEW YORK CITY
          PENN STATION, INCLUDING CONSTRUCTION OF AIRPORT RAIL STATION
                      AND EXTENSION OF EXISTING MONORAIL]


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                       LGA EXPANSION ENHANCES NY PRESENCE

                             YEAR 2000 DESTINATIONS

                 [MAP OF CONTINENTAL'S YEAR 2000 DESTINATIONS]

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                      TOP TIER SUMMER ON-TIME PERFORMANCE

                                  SUMMER 2000

                                 NW      CO      DL      TW      AA      US      HP      UA
                                 ---     ---     ---     ---     ---     ---     ---     ---
% ARRIVALS WITHIN 14 MINUTES     78%     77%     76%     74%     71%     68%     62%     44%

Rankings based on average (Jun-Aug) from DOT reports, August figures are estimated

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                      SUMMER ON-TIME PERFORMANCE IMPROVES

                                          SYSTEM                 NEWARK
                                     ----------------       ----------------
                                     1999        2000       1999        2000
                                     ----        ----       ----        ----
% ARRIVALS WITHIN 14 MINUTES          71%         77%        67%         69%

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o    Realizing Cost Efficiencies

o    Returning Value to Shareholders

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                    STRONG GROWTH WITH ABOVE AVERAGE MARGINS
                         LAST TWELVE MONTHS ENDING 2Q00

                         CONTINENTAL         INDUSTRY
                         -----------         --------
EBITDAR MARGIN*             19.5%              18.2%

ASM GROWTH                   8.8%               4.9%

*Excludes special gains and charges

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                           DISTRIBUTION COSTS DECLINE

                                            1998    1999    2000E      2004E
                                            ----    ----    -----      -----
DISTRIBUTION COSTS AS A % OF SALES         16.4%   15.8%    14.5%    7.0%-10.0%
E TICKETS AS
% OF SALES                                   29%     41%      56%       100%

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                         RAPID GROWTH OF INTERNET SALES


                                  1997    1998    1999    2000E
                                  ----    ----    ----    -----
                                            $MILLIONS
ON-LINE TRAVEL AGENCY SALES       $15     $45     $139    $510

CONTINENTAL WEBSITE SALES         $12     $62     $170    $320

% OF SYSTEM SALES                 0.4%    1.3%     3.3%    8.0%

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                         YOUNG FLEET IS FUEL EFFICIENT

                        YEAR-OVER-YEAR % INCREASE

                    1997      1998      1999      2000E
                    ----      ----      ----      -----
ASMs                9.9%      10.6%     9.7%      5.4%

GALLONS CONSUMED   10.5%       9.6%     3.7%     (1.3)%

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                    NEW WIDEBODY AIRCRAFT OFFER COST SAVINGS

                     777-200        767-400ER       767-200ER
                     -------        ---------       ---------
% TRIP COST
 SAVINGS VS. DC10       4%             19%             28%

% SEATS VS. DC10      +17%             (3)%           (28)%

Assumes fuel price of $1.00 per gallon

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                  2000 FLEET FINANCING SUBSTANTIALLY COMPLETE

o    2000 Fleet Financing                              25 Boeing Aircraft

     -     Amount Financed:                                  $994 Million

     -     Average Interest Rate:                                   7.95%

     -     New Aircraft:                                   15 Boeing 737

                                                            3 Boeing 757

                                                            5 Boeing 767

                                                            2 Boeing 777

o    3 Boeing Aircraft to be financed in Bank Market

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                            MARKET DRIVEN FLEET PLAN

                         TOTAL JET AIRCRAFT
                     (EXCLUDING REGIONAL JETS)

                                                              1999    2000    2001    2002    2003    2004
                                                              ----    ----    ----    ----    ----    ----
Minimum = Committed fleet less lease expirations               363     371     390     391     367     354
Maximum = Committed fleet and all options are exercised                          6      46     103     149

Fleet Types                                                      6       5       5       5       4       4

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                       REDUCED DILUTED SHARE COUNT BY 26%

                          CUMULATIVE SHARE REPURCHASES

                1998    1999    9/8/00
                ----    ----    ------
$MILLIONS       $223    $751    $1,155

SHARES PURCHASED (MILLIONS):      27.2

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                        RETURNING VALUE TO SHAREHOLDERS

            CASH FROM               DEBT
12/31/99       OPS                PAYMENTS/   PREPAID       SHARE        8/31/00
  CASH      YTD 8/00     CAPEX     OTHER       DEBT     REPURCHASES       CASH
--------    ---------    -----    ---------   -------   -----------      -------
                                  $MILLIONS
$1,590        $682       $(195)     $(87)     $(405)       $(388)        $1,197

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                           CONTINENTAL'S HIGH RETURN
                             LOW RISK OPPORTUNITIES

                                                --------Goal-----------
                                                            Annual
                                       Today    2005    Pretax Benefits
                                       -----    ----    ---------------

o Dist. Cost % of Revenue               14.5%   7-10%    $275 Million

o Alliance Partners                       18      20     $175 Million

o Low Risk Growth                      2,448   2,750     $175 Million
  (Daily Departures)

o Fleet Types                              6       4     $125 Million

o Business Mix                          47.5%  50-55%    $100 Million
                                                         ------------
                                                         $850 Million

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                                                            CONTINENTAL AIRLINES

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